EXHIBIT 10.4


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|COMMUNITY NATIONAL    | RIVOLI BANK & TRUST    | LOAN NUMBER    80424         |
|  BANCORPORATION      | P.O. BOX 1936          | DATE           07-07-2004    |
|P.O. BOX 2619         | MACON, GA 31202-1936   | MATURITY DATE  01-06-2006    |
|ASHBURN, GA 31714     |                        | LOAN AMOUNT    $2,900,000.00 |
|                      |                        | RENEWAL OF     _____________ |
|                      |                        | TAX ID#        58-1856963    |
|BORROWER'S NAME       | LENDER'S NAME AND      |                              |
|  AND ADDRESS         |   ADDRESS              |                              |
|"I" includes each     | "You" means the lender,|                              |
|  borrower above,     |   its successors and   |                              |
|  joint and severally.|   assigns.             |                              |
|                      |                        |                              |
 ------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO MILLION NINE HUNDRED THOUSAND AND NO/100
                                  --------------------------------------------
Dollars $2,900,000.00
        -------------

  X  Single Advance:  I will receive all of this principal sum on 07-07-2004.
  -                                                               -----------
     No additional advances are contemplated under this note.

  _ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ________ I will receive the amount of $_________ and future principal advances are contemplated.

       Conditions:  The conditions for future advances are ____________________
       ________________________________________________________________________
       ________________________________________________________________________

       _ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _________.

       _ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:  I agree to pay interest on the outstanding principal balance from
     07-08-2004 at the rate of 4.750% per year until 07-08-2004.
     ----------                -----                 ----------

  X  Variable Rate:  This rate may change as stated below.
  -
     X  Index Rate:  The future rate will be 0.500 PERCENT ABOVE the following
     -                                       -------------------
        index rate:  THE HIGHEST RATE ON CORPORATE LOANS POSTED BY AT LEAST 75%
                     ----------------------------------------------------------
        OF THE USA'S THIRTY LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME
        ------------------------------------------------------------------------
        RATE.
        ----

     _ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     X  Frequency and Timing:  The rate on this note may change as often as
     -
        EVERY DAY BEGINNING 07-08-2004.  A change in the interest rate will
        ------------------------------
        take effect ON THE SAME DAY.
                    ---------------

     X  Limitations:  During the term of this loan, the applicable annual
     -
        interest rate will be no more than    N/A   % or less than 4.25%.  The
                                           ---------               ----
        rate may not change more than _______% each __________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     X  The amount of each                  X  The amount of the final
     -  scheduled payment will change       -  payment will change.
     _  ______________________________________________________________________

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/360 basis.
                                                  ----------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below.

     _ on hte same fixed or variable rate basis in effect before maturity (as indicated below).

     X  at a rate equal to 10.00% PER ANNUM
     -                     ----------------

  X  LATE CHARGE:  If a payment is made more than 10 days after it is due, I
  -                                               --
     agree to pay a late charge of 5.000% OF THE LATE AMOUNT WITH A MIN OF
                                   ---------------------------------------
     $25.00 AND A MAX OF $250.00
     ---------------------------

  X  ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following
  -  charges which __ are  X  are not included in the principal amount above
                          ---
     LOAN FEE $14,500 (POC)
     ----------------------

PAYMENTS:  I agree to pay the note as follows:
17 MONTHLY INTEREST PAYMENTS RANGING FROM $10,713.69 TO $11,861.81 BEGINNING 08-06-2004 AND 1 PAYMENT OF $2,011,861.81 ON 01-06-2006. THIS IS A VARIABLE
RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE.  THE FINAL PAYMENT MAY ALSO
CHANGE.

  _ If checked, and this loan is secured by a first lien on real estate, then any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of landlord demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS: COLLATERAL: UCC-1 AND ASSIGNMENT COVERING 755,000 SHS STOCK CERTIFICATE #2 OF FIRST NATIONAL BANK, TARPON SPRINGS, FL AND UCC-1 AND ASSIGNMENT COVERING 330,000 SHS STOCK CERTIFICATE #001 OF COMMUNITY BANK, ASHBURN, GA.

---------------------------------------
| X SECURITY: This note is separately  |  PURPOSE: The purpose of this loan is
| -                                    |  PAY OFF MICHAEL WARD
| secured by (describe separate        |  ------------------------------------
| document by type and date):          |  ____________________________________
| SECURITY AGREEMENT DATED 07-07-2004. |
|                                      |  SIGNATURES AND SEALS: IN WITNESS
| (This section is for your internal   |  WHEREOF, I HAVE SIGNED MY NAME AND
| use.  Failure to list a separate     |  AFFIXED MY SEAL ON THIS 7TH DAY OF
| document does not mean the           |                          ---
| agreement will not secure this       |  JULY 2004.  BY DOING SO, I AGREE TO
| note.)                               |  ---------
---------------------------------------   THE TERMS OF THIS NOTE (INCLUDING
                                          THOSE ON PAGE 2).  I HAVE RECEIVED A
                                          COPY ON TODAY'S DATE.

                                          COMMUNITY NATIONAL BANCORPORATION

                                          /s/Theron G. Reed            (Seal)
                                          -----------------------------------
Signature for Lender                      THERON G. REED, PRESIDENT

/s/J.Patrick McGoldrick                   /s/T.Brunson Brock, Sr.      (Seal)
--------------------------------          -----------------------------------
J.PATRICK MCGOLDRICK, PRESIDENT           T.BRUNSON BROCK, SR., SECRETARY

                                                                       (Seal)
---------------------------------         -----------------------------------

                                                                       (Seal)
                                          -----------------------------------